SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549
__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
_________________________

Date of Report (Date of earliest event reported): March 14, 2013

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PREFERREDPLUS TRUST SERIES LMG-2)
(Exact name of registrant as specified in its charter)

Delaware	001-16809	13-3891329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Bryant Park, 4th FL Structured Credit Trading New York, New York	10036
(Address of principal executive offices)	(Zip Code)
 __________________________

Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Section 1. Registrant’s Business and Operations

Not applicable.

Section 2. Financial Information

Not applicable.

Section 3. Securities and Trading Markets

Not applicable.

Section 4. Matters Related to Accountants and Financial Statements

Not applicable.

Section 5. Corporate Governance and Management

Not applicable.

Section 6. Asset-Backed Securities

Not applicable.

Section 7. Regulation FD

Not applicable.

Section 8. Other Events

Item 8.01 Other events

On March 14, 2013, a holder of the call warrants for PreferredPLUS Trust Certificates Series LMG-2 exercised its warrants.  Distributions are set forth on Exhibit 99.1.

Section 9.Financial Statements and Exhibits

Item 9.01Financial Statements and Exhibits

(a)Financial statements of business acquired.

                                          Not Applicable.

(b)Pro forma financial information.

                                          Not applicable.

(c)Shell company transactions.

                                          Not applicable.

(d)Exhibits.

99.1 Trustee’s report in respect of the March 14, 2013 distribution to holders of the PreferredPLUS Trust Certificates Series LMG-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 14, 2013

MERRILL LYNCH DEPOSITOR, INC. By: /s/ John Marciano Name: John Marciano Title: Vice President

EXHIBIT INDEX

Exhibit 99.1                      Trustee’s report in respect of the March 14, 2013 distribution to holders of the PreferredPLUS Trust Certificates Series LMG-2.